Exhibit 10.1
FIRST AMENDMENT
Dated as of June 28, 2011
to
AMENDED AND RESTATED INDENTURE
AND SERVICING AGREEMENT
Dated as of October 1, 2010
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

FIRST AMENDMENT
to
AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT
     THIS FIRST AMENDMENT dated as of June 28, 2011 (this “Amendment”) amends that AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT dated as of October 1, 2010 (the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
     WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
     WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture and the Rating Agency Condition has been satisfied, (y) Section 15.1(g) of the Original Indenture, each Funding Agent and each Non-Conduit Committed Purchaser has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
     WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture.
     NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders.
     SECTION 1. Amendment of Definitions. The definition of each of the following terms contained in Section 1.1 of the Original Indenture is hereby amended and restated to read in its entirety as follows:
     “AAA Advance Rate” shall mean,

     (i) prior to but excluding the October 2010 Payment Date, 51%;
     (ii) as of the October 2010 Payment Date to but excluding the Third Amendment Effective Date, 51.5%; and
     (iii) as of the Third Amendment Effective Date and thereafter 52%.
     “Excess Concentration Amount” shall mean, on any date, an amount equal to the sum of (i) the Non-US Excess Amount, (ii) the Green Loans Excess Amount, (iii) the Delayed Completion Green Loans Excess Amount, (iv) the New Seller Excess Amount, (v) the Transition Period Excess Amount, (vi) the Large Loans Excess Amount, (vii) the State Concentration Excess Amount, (viii) the Documents in Transit Excess Amount, (ix) the Fixed Week Excess Amount, (x) the Extended Term Excess Amount, (xi) the Presidential Reserve Loan Excess Amount, (xii) the WorldMark Loan Excess Amount, (xiii) the WorldMark Loan FICO Score 650 Excess Amount, (xiv) the WorldMark Loan FICO Score 700 Excess Amount, (xv) the WorldMark Loan FICO Score 750 Excess Amount, (xvi) the WorldMark Loan FICO Score 800 Excess Amount, (xvii) the Wyndham Loan FICO Score 650 Excess Amount, (xviii) the Wyndham Loan FICO Score 700 Excess Amount, (xix) the Wyndham Loan FICO Score 750 Excess Amount, (xx) the Wyndham Loan FICO Score 800 Excess Amount, (xxi) the California Excess Amount, (xxii) the WAAM Loan Aggregate Excess Amount and (xxiii) the WAAM Loan Developer Excess Amount.
     “Large Loans Excess Amount” shall mean, on any date, the sum of (a) the combined amount of the Loan Balances on such date of all Pledged Loans which have a Loan Balance on such date greater than $100,000 plus (b) the amount by which (i) the combined amount of the Loan Balances on such date of all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) on such date exceeds (ii) (A) if the weighted average FICO Score for all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) is 700 or greater, twelve percent (12%) of the Adjusted Loan Balance on such date or (B) if the weighted average FICO Score for all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) is less than 700, five percent (5.0%) of the Adjusted Loan Balance on such date.
     “Maturity Date” shall mean the August 2029 Payment Date.
     “Principal Distribution Amount” shall mean for any Payment Date an amount equal to the Borrowing Base Shortfall on such Payment Date; provided, however, that for any Payment Date on which (x) the Securitized Pool Three Month Rolling Average Delinquency Percentage exceeds 4.50% or (y) the Securitized Pool Four Month Default Percentage exceeds 1.50%, the Principal Distribution Amount shall be the lesser of (a) the Notes Principal Amount as of such Payment Date and (b) the excess of (i) the entire amount of the remaining Available Funds after making provisions for the payments and distributions required under clauses FIRST through FIFTH in Section 4.1 on such Payment Date over (ii) the amount, if any, by which the amount on deposit in the Reserve Account is less than the Reserve Required Amount on such Payment Date.

     SECTION 2. Addition of Definitions. Section 1.1 of the Original Indenture is hereby amended by adding each of the following definitions thereto in the appropriate alphabetical order:
     “ClubWyndham Access” shall have the meaning assigned in the applicable Seller Purchase Agreement.
     “Third Amendment Effective Date” shall mean June 28, 2011.
     “WAAM Loan” shall have the meaning assigned in the applicable Seller Purchase Agreement.
     “WAAM Loan Developer” shall have the meaning assigned in the applicable Seller Purchase Agreement.
     “WAAM Loan Developer Excess Amount” shall mean, on any date, the sum, with respect to all WAAM Loan Developers, of the amount, if any, with respect to each such WAAM Loan Developer by which (i) the sum of the Loan Balances on such date for all Pledged Loans which are WAAM Loans with respect to WAAM Timeshare Properties relating to a WAAM Real Property Interest owned (prior to any transfer to ClubWyndham Access or an Obligor) by such WAAM Loan Developer exceeds (ii) five percent (5%) of the Adjusted Loan Balance on such date.
     “WAAM Loan Aggregate Excess Amount” shall mean, on any date, the amount, if any, by which (i) the excess of (x) the sum of the Loan Balances on such date for all Pledged Loans which are WAAM Loans over (y) the WAAM Loan Developer Excess Amount on such date exceeds (ii) ten percent (10%) of the Adjusted Loan Balance on such date.
     “WAAM Real Property Interest” shall have the meaning assigned in the applicable Seller Purchase Agreement.
     “WAAM Timeshare Property” shall have the meaning assigned in the applicable Seller Purchase Agreement.
     SECTION 3. Deletion of Definition.
     Section 1.1 of the Original Indenture is hereby amended by deleting the following definition in its entirety:
     “Qualifying Payment Date”
     SECTION 4. Amendment to Section 1.2. Section 1.2(a) of the Original Indenture is hereby amended by deleting the term “Second Amendment Effective Date” therein, and inserting “Third Amendment Effective Date” in lieu thereof.

     SECTION 5. Amendments to Amortization Events. Section 10.1 of the Original Indenture is hereby amended by deleting each of clauses (f), (g) and (r) thereof in their entirety and inserting the following in lieu thereof:
     (f) the Four Month Default Percentage as of any Payment Date exceeds 1.50%;
     (g) the Three Month Rolling Average Delinquency Ratio as calculated for any Payment Date exceeds 4.50%;
     (r) the Securitized Pool Three Month Rolling Average Delinquency Percentage exceeds 4.50% for four consecutive Payment Dates;
     SECTION 6. No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.
     SECTION 7. Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
     SECTION 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
     SECTION 10. Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
     (a) This Amendment shall have been executed and delivered by each of the parties hereto;
     (b) The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent, each Non-Conduit Committed Purchaser and the Deal Agent to this Amendment;
     (c) The Rating Agency Condition (as such term is defined in the Original Indenture) shall have been satisfied;
     (d) The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
     (e) The First Amendment to the Note Purchase Agreement, dated the date hereof (the “NPA Amendment”), shall have been executed and delivered by each party thereto.

     SECTION 11. Purchaser Invested Amount. The Issuer hereby notifies and directs the Trustee that on June 28, 2011:
          1. After giving effect to the Purchaser Assignment and Assumption Agreement dated June 28, 2011 among AMSTERDAM FUNDING CORPORATION and THE ROYAL BANK OF SCOTLAND PLC as transferors and THE ROYAL BANK OF SCOTLAND PLC, as a Non-Conduit Committed Purchaser and the acquiring Purchaser, the entire principal amount represented by the Series 2008-A Note registered in the name of THE ROYAL BANK OF SCOTLAND PLC, as Funding Agent, will have been transferred to and acquired by THE ROYAL BANK OF SCOTLAND PLC.
          2. On June 28, 2011, the Series 2008-A Notes shall represent the aggregate Notes Principal Amount of $242,281,975.88 and on such date and after giving effect to the Purchaser Assignment and Assumption Agreement dated June 28, 2011 (the “Second Assignment Agreement”) among FALCON ASSET SECURITIZATION COMPANY and JPMORGAN CHASE BANK, N.A.; BANK OF AMERICA, N.A.; ALPINE SECURITIZATION CORP. and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH; SARATOGA FUNDING CORP., LLC and DEUTSCHE BANK AG, NEW YORK BRANCH; and THE ROYAL BANK OF SCOTLAND PLC as transferors and the acquiring Purchasers party thereto, the Series 2008-A Notes shall be registered to the Purchasers listed on Schedule I to this Amendment and the outstanding principal amount of each Series 2008-A Note shall be as shown on such Schedule I.
          3. Upon receipt by the Trustee of the Series 2008-A Note registered in the name of THE ROYAL BANK OF SCOTLAND PLC, as Funding Agent, the Trustee shall cancel such note and shall authenticate and deliver to THE ROYAL BANK OF SCOTLAND PLC, as a Non-Conduit Committed Purchaser, a Series 2008-A Note registered in the name of THE ROYAL BANK OF SCOTLAND PLC and in a stated amount not to exceed $92,000,000.
          4. On the basis of the transfers occurring under the Second Assignment Agreement, the Issuer has executed and delivered to the Trustee a Series 2008-A Note in an amount not to exceed $40,000,000 which the Trustee shall authenticate and deliver to GOLDMAN SACHS BANK USA, as a Non-Conduit Committed Purchaser.

     IN WITNESS WHEREOF, Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.

SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, as Issuer
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WYNDHAM CONSUMER FINANCE, INC., as Servicer
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Jennifer C. Westberg
	Name:	Jennifer C. Westberg
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as as Collateral Agent
By:	/s/ Tamara Schultz-Fugh
	Name:	Tamara Schultz-Fugh
	Title:	Vice President

SCHEDULE I

Purchaser
Purchaser (identified by reference to Funding Agent or Non-Conduit Committed Purchaser)	Invested Amount

JPMorgan Chase Bank, N.A.	$41,187,935.88
Bank of America, N.A.	37,149,902.97
Compass Bank	16,152,131.73
Credit Suisse AG, New York Branch	37,149,902.97
Deutsche Bank, AG, New York Branch	37,149,902.97
Goldman Sachs Bank USA	16,152,131.73
The Royal Bank of Scotland plc	37,149,902.97
The Bank of Nova Scotia	20,190,164.66